SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 26, 2004

Date of Report (Date of earliest event reported)

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Consol Plaza

1800 Washington Road

Pittsburgh, Pennsylvania 15241

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:

(412) 831-4000

Not applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

CONSOL Energy Inc. issued a press release on July 26, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1

Exhibit Index

Exhibit No.	Description
99.1	Press Release of CONSOL Energy Inc. dated July 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CONSOL ENERGY INC.

	By:	/s/ William J. Lyons
William J. Lyons
Senior Vice President and
Chief Financial Officer

Dated: July 26, 2004

EXHIBIT INDEX

99.1	Press Release of CONSOL Energy Inc. dated July 26, 2004.